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                                                                   EXHIBIT 23(c)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          We hereby consent to the incorporation by reference of our report dated February 5, 1996, which appears on page 53 of Turner Broadcasting System, Inc.'s 1995 Annual Report to Shareholders, which is incorporated by reference in Turner Broadcasting System, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 and which report has been incorporated by reference in the Current Report on Form 8-K of Time Warner Inc. dated May 15, 1996, in each of the following:

              1. Post-Effective Amendment No. 2 to Registration Statements No. 33-11031 and No. 2-76753 on Form S-8;
              2. Post-Effective Amendment No. 4 on Form S-3 to Registration Statement No. 2-75960 on Form S-16 and Post-Effective Amendment No. 1 on Form S-3 to Registration Statement
                  No. 33-58262 on Form S-3;
              3. Registration Statements No. 33-20883 and No. 33-35945 on Form S-8;
              4. Post-Effective Amendment No. 8 to Registration Statements No. 2-62477 and No. 2-67216 on Form S-8;
              5. Registration Statements No. 33-37929 and No. 33-47152 on Form S-8;
              6. Post-Effective Amendment No. 2 to Registration Statement No. 33-16507 on Form S-8 and
                  Registration Statement No. 33-48381 on Form S-8;
              7. Post-Effective Amendment No. 1 to Registration Statement No. 33-29247 on Form S-8;
              8. Registration Statement No. 33-33076 (the Prospectus constituting a part thereof also applies to Registration Statements No. 33-29029 and No. 33-29030) on Form S-8;
              9. Amendment No. 1 to Registration Statement No. 33-33043 on Form S-8 and Registration Statement No. 33-51471 on Form S-8;
             10. Pre-Effective Amendment No. 1 to Registration Statement No. 33-29031 on Form S-3;
             11.  Registration Statement No. 33-35317 on Form S-8;
             12. Registration Statements No. 33-40859 and No. 33-48382 on Form S-8;
             13.  Registration Statement No. 33-47151 on Form S-8;
             14. Post-Effective Amendment No. 2 to Registration Statement No. 33-57812 on Form S-3;
             15. Registration Statements No. 33-62774 and No. 33-51015 on Form S-8;
             16. Post-Effective Amendment No. 1 to Registration Statement No. 33-50237 on Form S-3;
             17. Registration Statement No. 33-53213 on Form S-8, Post-Effective Amendment No. 1 to Registration Statement
                  No. 33-57667 on Form S-8 and Registration Statement
                  No. 333-02383 on Form S-8.
             18.  Registration Statement No. 33-61497 on Form S-8;
             19. Amendment No. 1 to Registration Statement No. 33-61579 on Form S-3; and
             20. Post-Effective Amendment No. 2 to Registration Statement No. 33-62585 on Form S-3.


PRICE WATERHOUSE LLP
Atlanta, Georgia
May 15, 1996


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